SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 2, 2002

(Date of earliest event reported)

Thomas & Betts Corporation

(Exact name of registrant as specified in its charter)

Tennessee (State or Other Jurisdiction of Incorporation)	1-4682 (Commission File Number)

22-1326940

(IRS Employer Identification No.)

8155 T&B Boulevard Memphis, Tennessee (Address of Principal Executive Offices)	38125 (ZIP Code)

Registrant’s telephone number, including area code:

(901) 252-8000

Item 5.     Other Events

      On October 2, 2002, Thomas & Betts Corporation (the “Registrant”) disclosed, by the press release attached as Exhibit 20 to this report, and incorporated herein by reference, that it had signed a Memorandum of Understanding to settle the consolidated shareholder litigation pending in the U.S. District Court for the Western District of Tennessee.

Item 7.     Financial Statements and Exhibits

      (c) Exhibits

20	Press Release of the Registrant dated October 2, 2002

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SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS & BETTS CORPORATION
(Registrant)

By:	/s/ JOHN P. MURPHY

John P. Murphy

Title:	Senior Vice President — Chief Financial

Officer

Date: October 2, 2002

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EXHIBIT INDEX

Exhibit	Description of Exhibits

20	Press Release of Registrant dated October 2, 2002